UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

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THE TARGET PORTFOLIO TRUST

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THE TARGET PORTFOLIO TRUST

International Equity Portfolio
Large Capitalization Growth Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

JULY 19, 2005

TO THE SHAREHOLDERS:

On March 3, 2005, at a regular meeting of the Board of Trustees of The Target Portfolio Trust (the Trust), the Trustees approved new subadvisory agreements for the Trust's International Equity Portfolio ("International Portfolio"). Subsequently, at a regular meeting of the Board of Trustees of the Trust held on May 23, 2005, the Trustees approved new subadvisory agreements for the Trust's Large Capitalization Growth Portfolio ("Large Cap Growth Portfolio").

For the International Portfolio, the parties to the new subadvisory agreements are Prudential Investments LLC (PI) and each of LSV Asset Management and Thornburg Investment Management, Inc. For the Large Cap Growth Portfolio, the parties to the new subadvisory agreements are PI and each of Goldman Sachs Asset Management, L.P. and Marsico Capital Management LLC.

This information statement describes the circumstances surrounding the Board's approval of each of the new subadvisory agreements and provides you with an overview of their terms. PI will continue as each Portfolio's investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadvisory agreements.

By order of the Board,

DEBORAH A. DOCS
Secretary of The Target Portfolio Trust

THE TARGET PORTFOLIO TRUST

International Equity Portfolio
Large Capitalization Growth Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(800) 778-2255

INFORMATION STATEMENT

JULY 19, 2005

This information statement is being furnished to shareholders investing in the International Equity Portfolio (the "International Portfolio") and the Large Capitalization Growth Portfolio (the "Large Cap Growth Portfolio," and together with the International Portfolio, the "Portfolios"), each of which are series of The Target Portfolio Trust (the "Trust"). The information statement is furnished in lieu of a proxy statement, pursuant to the terms of an order issued by the Securities and Exchange Commission (SEC). The order permits the investment manager of the Trust to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Boards of Trustees, without obtaining shareholder approval.

The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act). The Trust is organized as a Delaware business trust. The Trustees of the Trust are referred to here as the "Board," "Board Members" or "Trustees." The Trust's principal executive offices are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

We are providing shareholders investing in the Portfolio as of June 24, 2005 with this information statement. This information statement relates to the approval by the Trustees of (i) new subadvisory agreements dated March 31, 2005 between PI and each of LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) with respect to the International Portfolio and (ii) new subadvisory agreements dated May 25, 2005 between PI and each of Goldman Sachs Asset Management, L.P. (GSAM) and Marsico Capital Management LLC (Marsico), with respect to the Large Cap Growth Portfolio. Copies of the subadvisory agreements are attached hereto as Exhibit A.

The Portfolios will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about July 19, 2005.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's manager under a management agreement dated as of November 9, 1992. Under the management agreement, the manager is responsible for allocating assets among subadvisers for any Portfolio that has more than one subadviser.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. PI is hereafter referred to as the "Manager" or "PI."

As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $94 billion. Information concerning the Fund's current management arrangements can be found in Exhibit B. Information concerning officers of the Trust is set forth in Exhibit C.

Shareholder Reports

The Trust's most recent annual reports for the fiscal year ended December 31, 2004 have been sent to shareholders. The Trust's most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the International Portfolio and the Large Cap Growth Portfolio is set forth in Exhibit E.

NEW SUBADVISORY AGREEMENTS

On March 3, 2004, the Trustees, including the Independent Trustees, unanimously approved new subadvisory agreements with each of LSV and Thornburg with respect to the International Portfolio. At this same meeting, the Trustees, including the Independent Trustees, unanimously approved a new subadvisory agreement with GSAM with respect to the Large Cap Growth Portfolio. Thereafter, on May 23, 2004, the Trustees, including the Independent Trustees, unanimously approved a new subadvisory agreement with Marsico with respect to the Large Cap Growth Portfolio. The Trustees decided to approve the subadvisory agreements for the Portfolios pursuant to recommendations made by the Manager.

The subadvisory agreements with LSV, Thornburg, GSAM and Marsico are similar to the existing subadvisory agreements with the previous subadvisers to the Portfolios, except as more fully described below under "Board Consideration of Subadvisory Agreements." See also "Terms of Subadvisory Agreements" below for a description of the new agreements. Each subadviser renders investment advice to the Portfolios in accordance with the investment objective and policies of the Portfolios as established by the Trust and also makes investment decisions to purchase and sell securities on behalf of the Portfolios, subject to the supervision of the Manager. The Manager, not the Portfolios, pays an advisory fee to the subadvisers. Therefore, the change in subadvisers does not mean any change in advisory fees paid by the Portfolios.

The Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve a Fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of the Investment Company Act to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

Matters Considered by the Board: International Portfolio

At a regular in-person meeting of the Board held on March 3, 2005 at which all of the Trustees were in attendance (including all of the Independent Trustees), the Board of Trustees considered whether the termination of the existing subadvisory agreement with Lazard Asset Management (Lazard) and the approval of new subadvisory agreements with LSV and Thornburg were in the best interests of the International Portfolio. The Board received materials relating to the proposed new subadvisory agreements in advance of the meeting at which the proposed subadvisory agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. In approving the new subadvisory agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered and concluded the following:

Reasons for Replacing Lazard with LSV and Thornburg

The Board considered the Manager's reasons for proposing that Lazard be replaced with LSV and Thornburg as the subadvisers to the International Portfolio, including: organizational instability within Lazard which included the retirement of Lazard's founder and ongoing restructuring of management and portfolio personnel within the Lazard organization as well as an impending initial public offering which was expected to result in a buy out of the remaining original partners of Lazard, and the below-average historical performance of the International Portfolio over the last several years.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the International Portfolio by Lazard under the current subadvisory agreement and those that would be provided to the International Portfolio by LSV and Thornburg under the new subadvisory agreements, noting that the nature and extent of services under the existing and new agreements were generally similar in that Lazard, LSV and Thornburg were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of LSV's and Thornburg's senior management and the expertise of, and amount of attention expected to be given to the International Portfolio by the LSV and Thornburg portfolio management teams. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the International Portfolio. The Board was also provided with information pertaining to LSV's and Thornburg's organization structures, senior management, investment operations, and other relevant information pertaining to LSV and Thornburg. The Board also noted that it received favorable compliance reports from the Trust's Chief Compliance Officer (CCO) as to LSV and Thornburg, summarizing his level of comfort from a compliance perspective with respect to the Manager's recommendation to hire LSV and Thornburg.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services to be provided to the Portfolio by LSV and Thornburg and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by LSV and Thornburg under the new subadvisory agreement should equal or exceed the quality of similar services provided by Lazard under the existing subadvisory agreement.

Performance of International Portfolio

The Board received and considered information about the International Portfolio's historical performance, noting that the Portfolio had exhibited volatile returns over one-year and three-year time periods, resulting in underperformance of the Portfolio relative to the median of the group of funds that was most similar to the Portfolio (the "Peer Group"), as well as underperforming an appropriate benchmark, the MSCI EAFE Index, over the same time periods. The funds included in the Portfolio's Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

The Board received and considered information regarding the performance of other investment companies managed by LSV and Thornburg utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that the combination of LSV and Thornburg had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rates

The Board considered that the proposed subadvisory fee rates payable by the Manager to LSV and Thornburg under the proposed new subadvisory agreements were higher than the subadvisory fee payable by the Manager to Lazard under the existing subadvisory agreement. The Board noted, however, that any change in the investment subadvisory fee rate payable to LSV or Thornburg would not impact International Portfolio shareholders directly because those fees are payable by the Manager and there was no change to the investment advisory fee rate payable by the International Portfolio to the Manager. As a result of the above considerations, the Board concluded that LSV's and Thornburg's proposed subadvisory fee rates under the new subadvisory agreements are reasonable.

LSV's and Thornburg's Profitability

Because the engagements with LSV and Thornburg are new, there is no historical profitability with regard to their arrangements with the Portfolio. As a result, this factor was not considered by the Board.

Economies of Scale

The Board did not consider economies of scale with respect to the subadvisory agereements since any economies of scale which might be experienced by LSV or Thornburg as the International Portfolio grows in size would not impact International Portfolio shareholders because the subadvisory fees are payable to the subadvisers by PI. The Board determined that it would consider the issue of potential economies of scale in connection with its upcoming annual review of advisory agreements.

Other Benefits to LSV and Thornburg

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by LSV or Thornburg and their affiliates as a result of LSV's and Thornburg's relationships with the International Portfolio. The Board concluded that the potential benefits to be derived by LSV and Thornburg included their ability to use soft dollar credits, brokerage commissions received by affiliates of LSV and Thornburg, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by LSV and Thornburg were consistent with the types of benefits generally derived by subadvisers to mutual funds.

The Board concluded that these reasons supported its selection of LSV and Thornburg.

Matters Considered by the Board: Large Cap Growth Portfolio

At regular in-person meetings of the Board held on March 3, 2005 and May 23, 2005, at which all of the Trustees were in attendance (including all of the Independent Trustees), the Board of Trustees considered whether the termination of the existing subadvisory agreements with Columbus Circle Investors (CCI) and Oak Associates (Oak) and the approval of new subadvisory agreements with Goldman Sachs Asset Management, L.P. (GSAM) and Marsico were in the best interests of the Large Cap Growth Portfolio. The Board received materials relating to the proposed new subadvisory agreements in advance of the meetings at which the proposed subadvisory agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. In approving the new subadvisory agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered and concluded the following:

Reasons for Replacing CCI and Oak with GSAM and Marsico

The Board considered PI's reasons for proposing that CCI and Oak be replaced with GSAM and Marisco as the subadvisers to the Large Cap Growth Portfolio, including: Oak's investment philosophy of concentrating investments in a relatively small number of securities and its focus on technology stocks which had resulted in volatile performance of the Large Cap Growth Portfolio during the past several years, CCI's tendency to invest in many of the same securities as Oak which resulted in a relatively high degree of concentration for the overall Portfolio, and the below-average historical performance of the Large Cap Growth Portfolio over the last several years despite the investment risk resulting from the concentration of investments in a relatively small number of securities.

The Board also considered management's recommendation that the potential for enhanced performance of the Large Cap Growth Portfolio could be improved while reducing investment risk by appointing a new subadviser utilizing a "core" structured stock selection approach and a new subadviser utilizing a more active approach to stock selection, and considered GSAM's experience and above-average investment performance advising other funds using their "core" model for stock selection as well as Marisco's experience and above-average investment performance advising other funds using a more active stock selection approach.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Large Cap Growth Portfolio by CCI and Oak under the current subadvisory agreements and those that would be provided to the Large Cap Growth Portfolio by GSAM and Marisco under the new subadvisory agreements, noting that the nature and extent of services under the existing and new agreements were generally similar in that CCI, Oak, GSAM and Marisco were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board noted that the nature and extent of services under all of the agreements were generally similar in that GSAM and Marisco were required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of GSAM's and Marsico's senior management and the expertise of, and amount of attention expected to be given to the Large Cap Growth Portfolio by the GSAM and Marsico's portfolio management teams. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Large Cap Growth Portfolio. The Board was also provided with information pertaining to GSAM's and Marsico's organization structures, senior management, investment operations, and other relevant information pertaining to GSAM and Marisco. The Board also noted that it received favorable compliance reports from the Trust's Chief Compliance Officer (CCO) as to GSAM and Marsico, summarizing his level of comfort from a compliance perspective with respect to PI's recommendation to hire GSAM and Marsico.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services to be provided to the Portfolio by GSAM and Marisco and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by GSAM and Marsico under the new subadvisory agreement should equal or exceed the quality of similar services provided by CCI and Oak under the existing subadvisory agreements.

Performance of Large Cap Growth Portfolio

The Board received and considered information about the Large Cap Growth Portfolio's historical performance, noting that the Portfolio had consistently exhibited volatile returns over quarterly and yearly time periods, resulting in overperformance and underperformance of the Portfolio relative to the median of the group of funds that was most similar to the Portfolio (the "Peer Group"), as well as underperforming an appropriate benchmark, the Russell 1000 Growth Index, over the same time periods. The funds included in the Portfolio's Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

The Board received and considered information regarding the performance of other investment companies managed by GSAM and Marsico utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that the combination of GSAM and Marsico had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rates

The Board considered that the proposed subadvisory fee rates payable by PI to GSAM under the proposed new subadvisory agreement was lower than subavisory fees payable by PI to CCI and Oak under the existing subadvisory agreement, while the proposed subadvisory fee rate payable by PI to Marsico under the proposed new subadvisory agreement was higher than the subadvisory fees payable by PI to CCI and Oak. The Board noted, however, that any change in the investment subadvisory fee rate payable to GSAM or Marsico would not impact Large Cap Growth Portfolio shareholders directly because those fees are payable by PI and there was no change to the investment advisory fee rate payable by the Large Cap Growth Portfolio to PI. As a result of the above considerations, the Board concluded that GSAM's and Marsico's proposed subadvisory fee rates under the new subadvisory agreements are reasonable.

GSAM's and Marsico's Profitability

Because the engagements with GSAM and Marsico are new, there is no historical profitability with regard to their arrangements with the Large Cap Growth Portfolio. As a result, this factor was not considered by the Board.

Economies of Scale

The Board did not consider economies of scale with respect to the subadvisory agereements since any economies of scale which might be experienced by GSAM or Marsico as the Large Cap Growth Portfolio grows in size would not impact Large Cap Growth Portfolio shareholders because the subadvisory fees are payable to the subadvisers by PI. The Board determined that it would consider the issue of potential economies of scale in connection with its upcoming annual review of advisory agreements.

Other Benefits to GSAM and Marsico

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by GSAM and Marsico and their affiliates as a result of GSAM's and Marsico's relationships with the Large Cap Growth Portfolio. The Board concluded that the potential benefits to be derived by GSAM and Marsico included their ability to use soft dollar credits, brokerage commissions received by affiliates of GSAM and Marsico, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by GSAM and Marsico were consistent with the types of benefits generally derived by subadvisers to mutual funds.

The Board concluded that these reasons supported its selection of GSAM and Marsico.

Information Concerning the Subadvisers

LSV

LSV was formed as a partnership in 1994. LSV is a U.S., global, and international value equity manager with approximately $38 billion in assets under management as of December 31, 2004. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606

Thornburg

Thornburg managed approximately $13.4 billion in assets as of December 31, 2004. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

GSAM

GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $451.3 billion in assets as of December 31, 2004. GSAM's address is 32 Old Slip, 23rd floor, New York, New York 10005.

Marsico

Marsico Capital Management, LLC (Marsico) is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Exhibit D contains information about the other mutual funds managed by each of the subadvisers with investment objectives and strategies similar to those of the Portfolios. Exhibit D also lists the principal executive officers and directors of each of the subadvisers.

Terms of the Subadvisory Agreements

The following summary of the subadvisory agreements is qualified in its entirety by reference to the copies of the subadvisory agreements attached as Exhibit A to this information statement.

Under the subadvisory agreements, the subadvisers are compensated at the following annual fee rates:

Subadviser	Fee Rate
LSV	0.45% of average daily net assets managed by LSV to $150 million;
0.40% on next $150 million of average daily net assets managed by LSV;
0.385% on next $300 million of average daily net assets managed by LSV; and
0.35% on assets managed by LSV over $750 million

Thornburg	0.45% of average daily net assets managed by Thornburg to $50 million;
0.30% on next $50 million of average daily net assets managed by Thornburg; and
0.30% on average daily net assets managed by Thornburg over $100 million

Subadviser	Fee Rate
GSAM	0.30% of average daily net assets managed by GSAM to $50 million;
0.28% of next $150 million in average daily net assets managed by GSAM; and
0.25% on average daily net assets managed by GSAM over $200 million

Marsico	0.45% of average daily net assets managed by Marsico

The subadvisory agreements provide that, subject to PI's and the Board of Trustees' supervision, the subadvisers are responsible for managing the investment operations of their respective portions of the Portfolios and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolios, all in accordance with the investment objective and policies of the Portfolio as reflected in the Trust's current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, the subadvisers will provide PI with all books and records relating to the transactions they execute and render to the Trustees such periodic and special reports as the Boards of Trustees may reasonably request.

The subadvisory agreements will remain in full force and effect for a period of two years from the date of execution, and will continue thereafter as long as their continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolios, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) either subadvisory agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolios, (2) each subadvisory agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PI, and (3) each subadvisory agreement may be terminated at any time by the subadvisers or PI on not more than 60 days' nor less than 30 days' written notice to the other party to each subadvisory agreement.

The subadvisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the subadvisers will not be liable for any act or omission in connection with their activities as subadviser to the Portfolio.

For the fiscal year ended December 31, 2004, PI paid the following subadvisory fees with respect to the International Portfolio and the Large Cap Growth Portfolio:

Subadviser	Subadvisory Fees
Lazard (International Portfolio)	$837,511
CCI (Large Cap Growth Portfolio)	$523,955
Oak (Large Cap Growth Portfolio)	$512,291

Shareholder Proposals

As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund's Declaration of Trust.

A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs
Secretary of The Target Portfolio Trust

Dated: July 19, 2005

EXHIBIT A

THE TARGET PORTFOLIO TRUST

International Equity Portfolio

Subadvisory Agreement

Agreement made as of this 25th day of March, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and LSV Asset Management (LSV or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Target Portfolio Trust, a Delaware business trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions or efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser or its affiliate shall provide the Fund's custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall use reasonable efforts to assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if it knows of any material information in the Prospectus that is (or will become) inaccurate or incomplete.

(i)  The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j)  The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached

Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at One North Wacker Drive, Suite 4000, Chicago, IL 60606.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

10.  This Agreement shall be governed by the laws of the State of New York.

11.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

LSV ASSET MANAGEMENT

BY:  /S/  TREMAINE ATKINSON

Name:  Tremaine Atkinson

Title:  Chief Operating Officer

Schedule A

THE TARGET PORTFOLIO TRUST

International Equity Portfolio

As compensation for services provided by LSV Asset Management, Prudential Investments LLC will pay LSV Asset Management a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
International Equity Portfolio	0.45% on average daily net assets to $150 million;
0.425% on next $150 million in average daily net assets;
0.40% on next $150 million in average daily net assets;
0.375% on next $300 million in average daily net assets;
0.35% on average daily net assets over $750 million.

Dated as of March 25, 2005.

THE TARGET PORTFOLIO TRUST

International Equity Portfolio

Subadvisory Agreement

Agreement made as of this 25th day of March, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Thornburg Investment Management, Inc. (Thornburg or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Target Portfolio Trust, a Delaware business trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser or its affiliate shall provide the Fund's custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i)  The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j)  The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 119 East Marcy Street, Santa Fe, NM 87501.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

10.  This Agreement shall be governed by the laws of the State of New York.

11.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

THORNBURG INVESTMENT MANAGEMENT, INC.

BY:  /S/  PETER TREVISANI

Name:  Peter Trevisani

Title:  Managing Director

Schedule A

THE TARGET PORTFOLIO TRUST

International Equity Portfolio

As compensation for services provided by Thornburg Investment Management, Inc., Prudential Investments LLC will pay Thornburg Investment Management, Inc. a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
International Equity Portfolio	0.45% on average daily net assets to $50 million;
0.40% on next $50 million in average daily net assets;
0.30% on average daily net assets over $100 million.

Dated as of March 25, 2005.

THE TARGET PORTFOLIO TRUST

Large Capitalization Growth Portfolio

Subadvisory Agreement

Agreement made as of this 25th day of May, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Goldman Sachs Asset Management (GSAM or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Target Portfolio Trust, a Delaware business trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the high yield bond sleeves of the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser or its affiliate shall provide the Fund's custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the portion of the Fund's portfolio managed by the Subadviser, subject to such reporting and other requirements as shall be established by the Manager.

The Subadviser will not be responsible for voting proxies in the portion of the Fund not managed by the Subadviser.

(g)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i)  The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j)  The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 32 Old Slip, 23rd floor, New York, NY 10005.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

10.  This Agreement shall be governed by the laws of the State of New York.

11.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

GOLDMAN SACHS ASSET MANAGEMENT

BY:  /S/  JAMES A. MCNAMARA

Name:  James A. McNamara

Title:  Managing Director

Schedule A

THE TARGET PORTFOLIO TRUST

Large Capitalization Growth Portfolio

As compensation for services provided by Goldman Sachs Asset Management with respect to the Large Capitalization Growth Portfolio, Prudential Investments LLC will pay Goldman Sachs Asset Management a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Large Capitalization Growth Portfolio	0.30% on average daily net assets to $50 million;
0.28% on next $150 million in average daily net assets:
0.25% on average daily net assets over $200 million.

Dated as of May 25, 2005.

THE TARGET PORTFOLIO TRUST

Large Capitalization Growth Portfolio

Subadvisory Agreement

Agreement made as of this 14th day of June, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Marsico Capital Management, LLC, a Delaware limited liability company (Marsico or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Target Portfolio Trust, a Delaware business trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively with the Fund, referred to herein as the Fund) and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services;

NOW, THEREFORE, the Parties agree as follows:

1.  (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information, as provided to the Subadviser by the Manager (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained or, sold by such portion of the Fund, and what portion of the assets will be invested or held uninvested as cash. The Fund's custodian or Manager shall be responsible for the daily investment of the Fund's uninvested cash assets in cash equivalents.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall seek to comply at all times, as applicable, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser on a timely basis with copies of any updated Fund Documents.

(iii)  The Subadviser shall determine the securities and other investments (other than cash equivalents) to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, or dealers (including, but not limited to, Prudential Securities Incorporated or any other broker or dealer affiliated with the Manager or the Fund, as identified by the Manager, or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Subadviser's policies and procedures, the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, brokerage services, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Subadviser shall have discretion to effect investment transactions for the portion of the Fund managed by the Subadviser through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Manager or the Fund or the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the Fund and other accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its policies and procedures as well as its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required of a subadviser by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser shall provide the Fund's custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Fund's custodian or the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such reasonable form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the portion of the Fund managed by the Subadviser and discuss the management of that portion of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subadviser does not warrant that the investment performance of the portion of the Fund managed by the Subadviser will match the performance of any index or other benchmark such as any other account managed by Subadviser. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser,

(ii) periodically make recommendations to the Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not knowingly consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser's portion of the Fund's portfolio or any other transactions of Fund assets.

(b)  Subadviser will at no time have custody or physical control of the securities, cash or other assets of the Fund. In connection with services to be rendered under this Agreement, the Subadviser is authorized and instructed to rely upon any information, written or otherwise, that it receives from the Fund, Manager, custodian, or any other service provider to the Fund, in the course of carrying out its duties under this Agreement.

(c)  The Subadviser shall keep the Fund's books and records required to be maintained by a Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management of the Fund, shall be provided to the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(d)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures it believes reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it seeks to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has adopted Insider Trading Policies and Procedures it believes are reasonably designed to prevent the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Fund upon reasonable request. The Subadviser shall cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio in accordance with the Subadviser's proxy voting policy and procedures. The Subadviser will provide reports with respect to proxy voting as reasonably requested by the Manager. It shall be the sole responsibility of the Fund, Manager, or Custodian (and not of the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund.

(f)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if it determines that any information in the Prospectus relating to the Subadviser or its obligations under this Agreement is (or will become) inaccurate or incomplete.

(h)  The Subadviser shall comply with Board Procedures after they are provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i)  The Subadviser shall keep the Fund and the Manager informed of material developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reasonable reports regarding the Subadviser's management of the relevant portion of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material violations of the Code of Ethics and material changes in its Code of Ethics as reasonably requested. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Subadviser's Code of Ethics to the Fund and the Manager. The Subadviser will provide at least annually upon request a written report on its compliance program to assist the Fund's chief compliance officer ("CCO") in preparing the CCO's annual report to the Fund Board under Rule 38a-1. The Subadviser's report will generally address matters such as the design and operation of Subadviser compliance policies and procedures relevant to services provided by the Subadviser to the Fund, any material changes made to those policies and procedures, any material changes recommended, and any material compliance matters relating to them.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets, as determined by the Fund's Custodian, of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Fees will be accrued daily and paid monthly. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify and hold harmless the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify and hold harmless the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, or similar overnight mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 1200 17th Street, Suite 1600, Denver, Colorado 80202, Attn: Mary Watson.

6.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and subject to comments by the Subadviser. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

7.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

8.  This Agreement may be materially amended solely by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act for any matters requiring such approval.

9.  This Agreement shall be governed by the laws of the State of New York.

10.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Vice President

MARSICO CAPITAL MANAGEMENT LLC

BY:  /S/  CHRISTOPHER J. MARSICO

Name:  Christopher J. Marsico

Title:  President

Schedule A

THE TARGET PORTFOLIO TRUST

As compensation for services provided by Marsico Capital Management LLC with respect to the Large Capitalization Growth Portfolio, Prudential Investments LLC will pay Marsico Capital Management LLC a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Large Capitalization Growth Portfolio	0.45% on average daily net assets.

Dated as of June 14, 2005.

EXHIBIT B

MANAGEMENT OF THE TRUST

The Manager

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the manager of the Trust under a management agreement dated as of November 9, 1992 and renewed thereafter as required under the Investment Company Act.

The Management Agreement was last approved by the Board of Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act), on June 23, 2005.

Terms of the Management Agreement

Pursuant to the Management Agreement for the Trust, the Manager, subject to the supervision of the Trustees and, in conformity with the stated policies of the Trust, manages both the investment operations of the Trust's Portfolios, and the composition of the Trust's portfolios, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers, and make recommendations to the Trust with respect to the retention and renewal of contracts. In connection therewith, the Manager is obligated to keep certain books and records of the Trust. The Manager also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Trust's custodian and the Trust's transfer and dividend disbursing agent. The management services of the Manager for the Trust is not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by the Manager under the Management Agreement may be furnished by any such directors, officers or employees of the Manager.

In connection with its management of the business affairs of the Trust, the Manager bears the following expenses:

(a)  the salaries and expenses of all of the Manager's and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager's or the Trust's subadvisers;

(b)  all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

(c)  the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services with respect to the Portfolio, the Manager is compensated by the Trust at the rate of 0.60% of the Portfolio's average daily net assets.

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's subadvisers, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with their securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of their shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes,
(k) allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Trust.

Information About PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI acts as manager or co-manager for the following investment companies, in addition to the Trust:

American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PI's Directors and Officers

The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer of PI	President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Kevin B. Osborn	Executive Vice President of PI	Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer	Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

The Transfer Agent

The transfer agent for the Trust is Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PMFS received $173,100 for its services in connection with the International Portfolio during the fiscal year ended December 31, 2004. PMFS received $263,500 for its services in connection with the Large Cap Growth Portfolio during the fiscal year ended December 31, 2004.

Brokerage

During the fiscal year ended December 31, 2004, the International Portfolio paid no commissions to brokers affiliated with PI. During the fiscal year ended December 31, 2004, the Large Cap Growth Portfolio paid $1,385 in commissions to brokers affiliated with PI.

EXHIBIT C

OFFICER INFORMATION

Name (Date of Birth)	Office(s) With the Trust	Principal Occupations
Judy A. Rice (1/26/48)	President	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (12/15/46)	Vice President	Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of PIMS; Corporate Vice President (since September 1997) of Prudential Insurance; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of ASISI, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of ASISI and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Deborah A. Docs (1/19/58)	Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (8/9/58)	Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

C-1

Name (Date of Birth)	Office(s) With the Trust	Principal Occupations
William V. Healey (7/28/53)	Chief Legal Officer	Vice President and Chief Legal Officer-Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential Insurance; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of ASISI, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Lee D. Augsburger (6/7/59)	Chief Compliance Officer	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (10/12/64)	Anti-Money Laundering Compliance Officer	Vice President, Prudential Insurance (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer (since 2003) of ASISI, American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (10/25/53)	Acting Anti-Money Laundering Compliance Officer	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (2002-present) responsible for supervision of Prudential's fraud investigations, anti-money laundering program and high technology investigation unit.

C-2

EXHIBIT D

OTHER FUNDS MANAGED BY THE SUBADVISERS

The following table sets forth information relating to the other registered investment company portfolios for which the Subadvisers act as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

LSV ASSET MANAGEMENT (LSV)

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/04
Wells Fargo Funds Trust Overseas Fund	0.352%	$164 million

The table below lists the name, address, position with LSV and principal occupation during the past five years for the principal executive officers and directors of LSV.

Name and Address*	Position with LSV and Principal Occupation
Josef Lakonishok	Partner, Chief Executive Officer and Portfolio Manager

Robert Vishny	Partner and Portfolio Manager

Menno Vermeulen	Partner and Senior Quantitative Analyst

Tremaine Atkinson	Partner and Chief Operating Officer

Christopher Lacroix 169 East Avenue, Norwalk CT 06851	Partner and Managing Director of New Business Development

*Unless otherwise noted, the address of each person is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

THORNBURG INVESTMENT MANAGEMENT, INC.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/04
Masters Select International Fund	0.525%	$237.3 million

The table below lists the name, address, position with Thornburg and principal occupation during the past five years for the principal executive officers and directors of Thornburg.

Name and Address*	Position with Thornburg and Principal Occupation
Garrett Thornburg	Chairman and Chief Executive Officer

Brian McMahon	President and Chief Investment Officer

Bill Fries, CFA	Managing Director and Portfolio Manager

Wendy Trevisani	Managing Director and Portfolio Manager

*The address of each person is 119 East Marcy Street, Santa Fe, New Mexico 87501.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Goldman Sachs acts as an investment advisor or sub-advisor to various other series of registered investment companies, some series of which have investment objectives and programs similar to the investment objective and program for the Portfolio, as described in more detail below (collectively, the "Comparable Goldman Sachs Funds"). For the Comparable Goldman Sachs Funds that Goldman Sachs serves as investment advisor, Goldman Sachs performs certain administrative and other services for such fund that it is not required to perform for the Portfolio under the Goldman Sachs Sub-Advisory Agreement. For each Comparable Goldman Sachs Fund, the following chart lists the net assets at December 31, 2004, as well as the current advisory or sub-advisory fee rate payable to Goldman Sachs.

Comparable Goldman Sachs Funds	Advisor/Sub-Advisor	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/04
Goldman Sachs CORE Large Cap Growth Fund	Advisor	0.65%	$351.0	MM
Wilshire Mutual Funds, Inc.	Sub-Advisor	0.75%	$178.8	MM
Wilshire Large Company Growth Portfolio		*Goldman Sachs receives a 0.28% Sub-Advisory fee

The table below lists the name, address, position with Goldman Sachs Asset Management LP and principal occupation during the past five years for the principal executive officers and directors of The Goldman Sachs Group Inc.

Name and Address*	Position with Goldman Sachs and Principal Occupation
Henry M. Paulson, Jr.	Chairman and Chief Executive Officer (since May 1999); Director (since 1998).

Lloyd C. Blankfein	President and Chief Operating Officer (since January 2004); Vice Chairman (since April 2002); Co-Head of Fixed Income, Currency and Commodities Division and Equities Division (1997-April 2002).

Robert S. Kaplan	Vice Chairman (since April 2002); Co-Head of the Investment Banking Division (1999-2002); Co-Chief Operating Officer of global Investment Banking (1998-1999).

David A. Viniar	Chief Financial Officer and Executive Vice President (since May 1999); Head of Operations, Technology and Finance Division (since December 2002); Head of Finance Division and Co-Head of Credit Risk Management and Advisory and Firmwide Risk (December 2001-December 2002); Co-Head of Operations, Finance and Resources (March 1999-December 2001).

Edward C. Forst	Executive Vice President and Chief Administrative Officer (since February 2004); Chief of Staff of Fixed Income, Currency and Commodities Division (November 2003-February 2004 after having served in that position earlier from July 2000-March 2002); Chief of Staff of Equities Division (August 2003-February 2004).

Gregory K. Palm	General Counsel, Executive Vice President and Head and Co-Head of Legal Department (since 1999).

Esta E. Stecher	General Counsel, Executive Vice President or Co-Head of Legal Department (since December 2000); Head of Tax Department (1994-2000).

Name and Address*	Position with Goldman Sachs and Principal Occupation
Kevin W. Kennedy	Executive Vice President of Human Capital Management (since December 2001); Member of the Executive Office (1999-2001); Head of the Americas Group (1994-1999).

Alan M. Cohen	Executive Vice President, Global Head of Compliance (since February 2004); Partner in the law firm of O'Melveny & Myers LLP (1991-January 2004).

The following individuals are involved with the Investment Management Division of Goldman Sachs which is responsible for this product.

Peter S. Kraus	Co-Head of Investment Management Division (since June 2001); Co-Head of Private Wealth Management, Investment Management Division (February 2001-June 2001); Co-Head of Financial Institutions Group, Investment Banking Division (February 1998-February 2001).

Eric Schwartz	Co-Head of Investment Management Division (since December 2003); Co-Head of Equities Division (2002-December 2003); Managing Director (since 1996)

*The address of each person is 85 Broad Street, New York, NY 10004 and 32 Old Slip, New York, NY 10005.

MARSICO CAPITAL MANAGEMENT LLC (MARSICO)

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/04
Marsico Growth Fund	0.75%	$1.86	billion
American Skandia Trust – AST Marsico Capital Growth Portfolio	0.45%	$2.3	billion

The table below lists the name, address, position with Marsico and principal occupation during the past five years for the principal executive officers and directors of Marsico.

Name and Address	Position with Marsico and Principal Occupation
Thomas F. Marsico 1200 17th Street, Suite 1600 Denver, CO 80202	Chief Executive Officer of Adviser since September 1997

Christopher J. Marsico 1200 17th Street, Suite 1600 Denver, CO 80202	Vice President and Chief Operating Officer of Adviser from 1997 to 2002; President and Director of Adviser since June 2002

Mary L. Watson 1200 17th Street, Suite 1600 Denver, CO 80202	Vice President/Client Services of Adviser from 1997 to 2002; Executive Vice President and Chief Operations Officer of Adviser since June 2002

Steven R. Carlson 1200 17th Street, Suite 1600 Denver, CO 80202	Vice President/Finance and Operations, Marsico Enterprises, LLC from 2000 to 2003; Executive Vice President, Chief Financial Officer, and Treasurer of Adviser since June 2003; Chief Compliance Officer of Adviser since May 2004

Christie L. Austin 1200 17th Street, Suite 1600 Denver, CO 80202	Vice President and Chief Financial Officer of Adviser from October 1997 to June 2003; Executive Vice President, Administration of Adviser since June 2003

Thomas M. J. Kerwin 1200 17th Street, Suite 1600 Denver, CO 80202	Attorney Adviser/Senior Counsel, SEC Division of Investment Management from 1993 to 2001; Compliance Counsel of Adviser from 2001 to 2002; Executive Vice President and General Counsel of Adviser since June 2002

Kenneth M. Johnson 1200 17th Street, Suite 1600 Denver, CO 80202	Vice President of Marketing of Adviser from 1998 to 2002; Executive Vice President and Director of Marketing and Client Service of Adviser since June 2002

Kelly A. Reed-Clare 1200 17th Street, Suite 1600 Denver, CO 80202	Vice President of Marketing and Client Service of Adviser since February 2000

James G. Gendelman 1200 17th Street, Suite 1600 Denver, CO 80202	Vice President, Sales, Goldman Sachs from 1987 to 2000; Senior Analyst and Portfolio Manager of Adviser since April 2000

Corydon J. Gilchrist 1200 17th Street, Suite 1600 Denver, CO 80202	Analyst and co-Portfolio Manager, Invista Capital Management from 1996-2000; Senior Research Analyst of Adviser from 2000 to 2003; Senior Analyst and Portfolio Manager of Adviser since February 2003

EXHIBIT E

SHAREHOLDER INFORMATION: The Target Portfolio Trust – International Portfolio

As of June 24, 2005, the owners, directly or indirectly, of more than 5% of the outstanding shares of The Target Portfolio Trust – International Portfolio were as follows:

Name	Address	Shares/%
Prudential Investment FBO Mutual Fund Clients Attn PRUCHOICE Unit	100 Mulberry Street Newark, NJ 07102	15,733,134/94.6%

SHAREHOLDER INFORMATION: The Target Portfolio Trust – Large Cap Growth Portfolio

As of June 24, 2005, the owners, directly or indirectly, of more than 5% of the outstanding shares of The Target Portfolio Trust – Large Cap Growth Portfolio were as follows:

Name	Address	Shares/%
Prudential Investment FBO Mutual Fund Clients Attn PRUCHOICE Unit	100 Mulberry Street Newark, NJ 07102	18,491,128/94.0%

E-1